UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 3, 2012

CHINA XD PLASTICS COMPANY LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34546	04-3836208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC 150060
(Address of Principal Executive Offices)

(86) 451-8434-6600
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 3, 2012, China XD Plastics Company Limited (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”), for the purpose of: (i) electing eight (8) directors and (ii) ratifying the appointment of KPMG as the Company’s independent registered certified public accountant for the fiscal year ending December 31, 2012. For more information on the proposals described below, please refer to the Company’s proxy statement dated November 16, 2012.

As of November 5, 2012, the record date for the Annual Meeting, there were a total of 47,563,772 shares of common stock, par value $0.0001 per share (the “Common Stock”), 1,000,000 shares of series B preferred stock, par value $0.0001 per share (the “Series B Preferred Stock”), 2 shares of series C preferred stock, par value $0.0001 per share (the “Series C Preferred Stock”), and 16,000,000 shares of series D preferred stock, par value $0.0001 per share (the “Series D Preferred Stock”) issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 41,111,673 shares of Common Stock, 1,000,000 shares of Series B Preferred Stock, and 16,000,000 shares of Series D Preferred Stock, collectively representing an approximately 93.91 % of the combined voting power of all classes of stock entitled to vote, were represented in person or by proxy, and therefore a quorum was present.

The voting results for each of the proposals voted upon are as follows:

Proposal 1 — Election of Directors

The eight (8) nominees proposed by the Board of Directors were elected to serve as directors until the Company’s Annual Meeting of Stockholders to be held in 2013 and until each director’s successor is duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Against	Abstain

Jie Han	51,487,972	1,000	84,120
Taylor Zhang	51,488,972	0	84,120
Qingwei Ma	51,487,718	1,254	84,120
Lawrence W. Leighton	51,144,877	344,095	84,120
Linyuan Zhai	51,144,827	344,145	84,120
Feng Li	51,487,972	1,000	84,120
Homer Sun*	16,000,000	0	0
Jun Xu*	16,000,000	0	0
* Homer Sun and Jun Xu were voted on solely by the holders of Series D Preferred Stock.

Proposal 2 — Ratification of Appointment of KPMG as the Company’s Independent Auditor

Stockholders ratified the appointment of KPMG as the Company’s independent registered certified public accountant for the fiscal year ending December 31, 2012. The proposal received the following final voting results: 57,407,985 for, 152,846 against, and 49,522 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2012

CHINA XD PLASTICS COMPANY LIMITED

By:	/s/ Jie Han
Name: Jie Han
Title: Chief Executive Officer